UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 25, 2025 (September 23, 2025)

CoreWeave, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42563	82-3060021
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

290 W Mt. Pleasant Ave., Suite 4100 Livingston, NJ	07039
(Address of registrant’s principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 270-9737

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.000005 par value per share	CRWV	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 23, 2025, CoreWeave, Inc. (the “Company”) and OpenAI OpCo, LLC (“OpenAI”) entered into a new order form (the “Order Form”) under the existing Master Services Agreement (“MSA”) dated as of May 8, 2025, pursuant to which the Company provides OpenAI access to cloud computing capacity through fulfillment of reserved capacity orders submitted to the Company by OpenAI and as may be amended upon the Company’s and OpenAI’s mutual agreement. Subject to any termination described below and satisfaction of delivery and availability of service requirements, OpenAI has committed to pay the Company up to approximately $6.5 billion through May 31, 2031 under the Order Form. As a result, the Company has determined that the MSA is a material agreement within the meaning of Item 1.01 of Form 8-K. The MSA will remain in place until either all outstanding orders under the MSA are expired or terminated, or the MSA is otherwise terminated in accordance with its terms. Either party may terminate the MSA (and any order thereunder) for cause. The MSA contains customary provisions regarding representations and warranties, indemnification, and limitations on liabilities.

The foregoing description of the MSA does not purport to be complete and is qualified in its entirety by reference to the full text of the MSA, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1*†	Master Services Agreement between CoreWeave, Inc. and OpenAI OpCo, LLC, dated May 8, 2025.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

*

Portions of the exhibit have been omitted from this filing (indicated by “[*]”) pursuant to Item 601(b)(10) of Regulation S-K, which portions will be furnished to the Securities and Exchange Commission (the “SEC”) upon request

†	Schedules (or similar attachments) have been omitted from this filing pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule will be furnished to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 25, 2025

COREWEAVE, INC.

By:	/s/ Michael Intrator
Name:	Michael Intrator
Title:	Chief Executive Officer